22 Deferred revenue (Tables)	12 Months Ended
Dec. 31, 2020
Deferred Revenues
Schedule of liabilities related to assets held to sale

Deferred revenues are recognized by the Company as a liability due to anticipation of amounts received from business partners. These are recognized in the statement of operations in the periods when the services are rendered to these business partners.

	As of December 31,
	2020	2019
Rental of spaces in stores	186	132
Checkstand	29	20
Gift card	2	95
Revenue with credit card operators	—	15
Deferred revenues - Éxito Group	—	8
Others	11	9
Total	228	279

Current	227	277
Non-current	1	2